     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 20, 2001
                                                           REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                      FORM
                                       S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                     EDISON SCHOOLS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                         8200                                      13-3915075
      (STATE OR OTHER JURISDICTION OF                (PRIMARY STANDARD INDUSTRIAL                      (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                CLASSIFICATION CODE NUMBER)                    IDENTIFICATION NUMBER)

                          521 FIFTH AVENUE, 11TH FLOOR
                               NEW YORK, NY 10175
                                 (212) 419-1600

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             H. CHRISTOPHER WHITTLE
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          521 FIFTH AVENUE, 11TH FLOOR
                               NEW YORK, NY 10175
                                 (212) 419-1600

 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)


                                     COPIES
                                       TO:

                  DAVID SYLVESTER, ESQ.                                                       MICHAEL W. BLAIR, ESQ.
                  BRENT B. SILER, ESQ.                                                         DEBEVOISE & PLIMPTON
                    HALE AND DORR LLP                                                            875 THIRD AVENUE
                   RESTON TOWN CENTER                                                           NEW YORK, NY 10022
                   11951 FREEDOM DRIVE                                                      TELEPHONE: (212) 909-6000
                    RESTON, VA 20190                                                         TELECOPY: (212) 909-6836
                TELEPHONE: (703) 654-7000
                TELECOPY: (703) 654-7100


         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-55840.

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

 ___________

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                         CALCULATION OF REGISTRATION FEE

                                                               PROPOSED MAXIMUM        PROPOSED MAXIMUM
                                           AMOUNT TO BE         OFFERING PRICE             AGGREGATE                AMOUNT OF
   TITLE OF EACH CLASS OF SECURITIES      REGISTERED (1)        PER SHARE (2)         OFFERING PRICE (2)        REGISTRATION FEE
           TO BE REGISTERED
---------------------------------------- ------------------ ----------------------- ------------------------ -------------------
Class A Common Stock, $.01 par value per
share..................................  1,380,000 shares          $24.5625               $33,896,250               $8,475.00

(1) Includes an aggregate of 180,000 shares which the underwriters have the option to purchase from certain selling stockholders to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(a) under the Securities Act of 1933.

                 EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

     This registration statement is being filed with respect to the registration of additional shares of class A common stock, par value $.01 per share, of Edison Schools Inc., a Delaware corporation, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-55840) are incorporated in this registration statement by reference.

     The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 20th day of March, 2001.

                                         EDISON SCHOOLS INC.




                                         By:      /s/ Adam Feild
                                            ----------------------------------
                                               Name:  Adam Feild
                                               Title:  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                          Title                               Date
         ---------                          -----                               ----


              *                     Chairman of the Board Of Directors          March 20, 2001
---------------------------
Benno C. Schmidt, Jr.


              *                     President, Chief Executive Officer          March 20, 2001
---------------------------         and Director (Principal Executive Officer)
H. Christopher Whittle


/s/ Adam Feild                      Chief Financial Officer (Principal          March 20, 2001
--------------                      Financial and Accounting Officer
Adam Feild


              *                     Chief Operating Officer and Director        March 20, 2001
---------------------------
Christopher D. Cerf


              *                     Director                                    March 20, 2001
---------------------------
John W. Childs


              *                     Director                                    March 20, 2001
---------------------------
Joan Ganz Cooney


              *                     Director                                    March 20, 2001
---------------------------
Ramon C. Cortines


              *                     Director                                    March 20, 2001
---------------------------
Charles J. Delaney


              *                     President of Edison Charter Schools         March 20, 2001
---------------------------         and Director
Reverend Floyd H. Flake

              *                     Director                                    March 20, 2001
---------------------------
Jeffrey T. Leeds

              *                     Director                                    March 20, 2001
---------------------------
Jonathan Newcomb

              *                     Director                                    March 20, 2001
---------------------------
William F. Weld


*By: /s/ Adam Feild
     --------------------
     Name:  Adam Feild
     Title:   Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
 5                Opinion of Hale and Dorr LLP
23.1              Consent of Hale and Dorr LLP (included in Exhibit 5)
23.2              Consent of PricewaterhouseCoopers LLP
24*               Powers of Attorney

--------------

* Filed as Exhibit 24 to the Registrant's Registration Statement on Form S-3 (File No. 333-55840) filed with the Commission on February 16, 2001.